                                                                   Exhibit 10.42


                               AMENDMENT NO. 1 TO

                             OEM PURCHASE AGREEMENT

        This Amendment No. 1 (the "Amendment") to the OEM Purchase Agreement dated April 20, '2001 by and between HEWLETT-PACKARD COMPANY, a Delaware corporation ("HP") and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation, having its principal place of business at 1745 Technology Drive, San Jose, California 95110, and Brocade Communications Switzerland SarL, a corporation organized under the laws of Geneva, and having its principal place of business at 29-31 Route de l'Aeroport, CH-1205 Geneva, Switzerland (collectively "Supplier") (the "Agreement") is entered into by HP and Supplier effective as of July 1, 2001 (the "Effective Date"). The parties hereby agree as follows.

        Except as expressly amended herein all unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms not defined in this Amendment shall have the meaning set forth in the Agreement.

        WHEREAS, HP and Supplier wish to amend certain provisions of the Agreement to provide revised pricing.

        NOW THEREFORE, the parties hereto agree as follows:

        Section 1. Amendment to page 2 of 5 of Exhibit C of the Agreement. :
Page 2 of Exhibit C to the Agreement is hereby deleted in its entirety and replaced with the revised Page 2 as set forth in Exhibit A attached hereto.

AGREED:

BROCADE COMMUNICATIONS                       HEWLETT-PACKARD COMPANY
SYSTEMS, INC.

By: /s/ Jack Cuthbert                        By: /s/ Don Kleinschnitz
Name: Jack Cuthbert                          Name: Don Kleinschnitz
Title: VP Worldwide Marketing,               Title: GM SNS Hewlett-Packard
Sales and Support

BROCADE COMMUNICATIONS
SWITZERLAND, SARL.

29, route de l'Aeroport, CP 105
1211 Geneve 15

By: /s/ Jean Marie Mathiot
Name: Jean Marie Mathiot
Title: Vice President EMEA

                                    EXHIBIT A

Software Delivery. All Software provided by Supplier under this Agreement shall be offered to HP [ * ]

Software Licenses. All Software license OEM Products listed in this Exhibit (C) shall include HP's right to [ * ] will be due for any package item subsequently [ * ].

SILKWORM 6400 AGGREGATOR FC SWITCH OEM PRODUCT PRICING.

HP PART DESCRIPTION: HP Surestore FC-6400 (64-Port Fibre Channel Fabric Switch)

SUPPLIER MODEL NO./DESCRIPTION: [ * ]

[ * ]                           HP PURCHASE PRICE
------------------------------- ---------------------------------------
[ * ]                           [ * ]

[ * ]                           [ * ]

[ * ]                           [ * ]

[ * ]                           [ * ]

BROCADE FABRIC SOFTWARE OEM PRODUCT PER-COPY FEES.

HP PART DESCRIPTION: [HP private-label name pending]

SUPPLIER MODEL NO./DESCRIPTION: [ * ]

HP per-license fee: [ * ]

HP PART DESCRIPTION: [HP private-label name pending]

SUPPLIER MODEL NO./DESCRIPTION: [ * ]

HP per-license fee: [ * ]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 AMENDMENT NO. 1
                                   Page 2 of 3

HP PART DESCRIPTION: [HP private-label name pending]

SUPPLIER MODEL NO./DESCRIPTION:  [*]
HP per-license fee: [ * ]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                 AMENDMENT NO. 1
                                   Page 3 of 3